UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2004

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-8439 (Commission File Number)	04-2664794 (IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts (Address of Principal Executive Offices)	02090 (Zip Code)

781-251-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On December 16, 2004 the Board of Directors of LoJack Corporation adopted a Non-Qualified Deferred Compensation Plan effective as of January 1, 2005 (the “Plan”). The purpose of the Plan is to provide certain management and highly compensated employees a means to defer taxable compensation and to receive certain matching contributions from the company. All of the company’s executive officers and certain others have been selected as eligible employees and invited to participate in the Plan. A copy of the Plan is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	LoJack Corporation Non-Qualified Deferred Compensation Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant) By: /s/ Keith Farris Keith Farris Vice President of Finance and Chief Financial Officer

Date: December 21, 2004